DEFERRED POLICY ACQUISITION COSTS, DEFERRED SALES INDUCEMENTS AND VALUE OF BUSINESS ACQUIRED - Schedule of Projected VOBA Asset Amortization Expenses (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Insurance [Abstract]
2026	$ 749
2027	680
2028	624
2029	569
2030	521
Thereafter	4,990
Total amortization expense	$ 8,133	$ 8,927	$ 509	$ 404